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                                                                  Exhibit (e)(4)

     SERVICE REQUEST

                                                 PROTECTION ADVANTAGE SELECT(SM)

                                                           AMERICAN GENERAL LIFE

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
PROTECTION ADVANTAGE SELECT(SM)                                      Neuberger Berman Advisers Management Trust
   - FIXED OPTION                                                         .    Division 895 - Mid-Cap Growth
     .    Division 301 - AGL Declared Fixed Interest Account              .    Division 894 - Socially Responsive
PROTECTION ADVANTAGE SELECT(SM)                                      Oppenheimer Variable Account Funds
   - VARIABLE DIVISIONS                                                   .    Division 896 - Balanced
AIM Variable Insurance Funds                                              .    Division 897 - Global Securities
     .    Division 871 - Global Real Estate                          PIMCO Variable Insurance Trust
     .    Division 870 - International Growth                             .    Division 905 - CommodityRealReturn Strategy
The Alger American Fund                                                   .    Division 909 - Global Bond (Unhedged)
     .    Division 872 - Capital Appreciation                             .    Division 906 - Real Return
     .    Division 873 - MidCap Growth                                    .    Division 907 - Short-Term
American Century Variable Portfolios, Inc.                                .    Division 908 - Total Return
     .    Division 874 - Value                                       Pioneer Variable Contracts Trust
Credit Suisse Trust                                                       .    Division 910 - Mid Cap Value
     .    Division 875 - U.S. Equity Flex I                          Putnam Variable Trust
Dreyfus Variable Investment Fund                                          .    Division 911 - Diversified Income
     .    Division 876 - International Value                              .    Division 912 - Small Cap Value
Fidelity(R) Variable Insurance Products                              SunAmerica Series Trust
     .    Division 877 - Asset Manager(SM)                                .    Division 913 - Aggressive Growth
     .    Division 878 - Contrafund(R)                                    .    Division 914 - Balanced
     .    Division 879 - Equity-Income                                 VALIC Company I
     .    Division 880 - Freedom 2020                                     .    Division 915 - International Equities
     .    Division 881 - Freedom 2025                                     .    Division 916 - Mid Cap Index
     .    Division 882 - Freedom 2030                                     .    Division 917 - Money Market I
     .    Division 883 - Growth                                           .    Division 918 - Nasdaq-100(R) Index
     .    Division 884 - Mid Cap                                          .    Division 919 - Science and Technology
Franklin Templeton Variable Insurance Products Trust                      .    Division 920 - Small Cap Index
     .    Division 885 - Franklin Small Cap                               .    Division 921 - Stock Index
                         Value Securities                            Van Kampen Life Investment Trust
     .    Division 886 - Mutual Shares Securities                         .    Division 922 - Growth and Income
Janus Aspen Series                                                   Vanguard(R) Variable Insurance Fund
     .    Division 889 - Enterprise                                       .    Division 923 - High Yield Bond
     .    Division 887 - Forty                                            .    Division 924 - REIT Index
     .    Division 888 - Overseas
JPMorgan Insurance Trust
     .    Division 925 - Core Bond
     .    Division 891 - International Equity
MFS(R) Variable Insurance Trust(SM)
     .    Division 892 - New Discovery
     .    Division 893 - Research

AGLC102903                                                               Rev0509

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
[LOGO] American General                                                                            VARIABLE UNIVERSAL LIFE INSURANCE
Life Companies                                                                                                       SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
                                                                                               PO Box 4880 . Houston, TX. 77210-4880
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")        (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256 . Fax: (713) 620-6653
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[_] POLICY               1.   POLICY #: _______________________ Insured:____________________________________________________________
    IDENTIFICATION            Address: ______________________________________________________________________ New Address (yes) (no)
                              Primary Owner (If other than an insured): _____________________________________
COMPLETE THIS SECTION         Address: _____________________________________________________________ New Address (yes) (no)
FOR ALL REQUESTS.             Primary Owner's S.S. No. or Tax I.D. No. _________________ Phone Number: (      ) _______ - __________
                              Joint Owner (If applicable): __________________________________________________
                              Address: ______________________________________________________________________ New Address (yes) (no)

[_] NAME CHANGE          2.   Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary

Complete this section         Change Name From: (First, Middle, Last)                Change Name To: (First, Middle, Last)
if the name of one of
the Insured, Owner,           ____________________________________________________   _______________________________________________
Payor or Beneficiary          Reason for Change: (Circle One)   Marriage   Divorce   Correction   Other (Attach copy of legal proof)
has changed. (Please
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

[_] CHANGE IN            3.   INVESTMENT DIVISION                      PREM % DED %  INVESTMENT DIVISION                PREM % DED %
    ALLOCATION                (301) AGL Declared Fixed Interest                      Neuberger Berman Advisers Management Trust
    PERCENTAGES                     Account                            ______ _____  (895) Mid-Cap Growth               ______ _____
                              AIM Variable Insurance Funds                           (894) Socially Responsive          ______ _____
Use this section to           (871) Global Real Estate*                ______ _____  Oppenheimer Variable Account Funds
indicate how premiums         (870) International Growth*              ______ _____  (896) Balanced                     ______ _____
or monthly deductions         The Alger American Fund                                (897) Global Securities*           ______ _____
are to be allocated.          (872) Capital Appreciation               ______ _____  PIMCO Variable Insurance Trust
Total allocation in           (873) MidCap Growth                      ______ _____  (905) CommodityRealReturn
each column must              American Century Variable Portfolios, Inc.                   Strategy*                    ______ _____
equal 100%; whole             (874) Value                              ______ _____  (909) Global Bond (Unhedged)       ______ _____
numbers only.                 Credit Suisse Trust                                    (906) Real Return                  ______ _____
                              (875) U.S. Equity Flex I*                ______ _____  (907) Short-Term                   ______ _____
                              Dreyfus Variable Investment Fund                       (908) Total Return                 ______ _____
                              (876) International Value*               ______ _____  Pioneer Variable Contracts Trust
                              Fidelity(R) Variable Insurance Products                (910) Mid Cap Value                ______ _____
                              (877) Asset Manager(SM)                  ______ _____  Putnam Variable Trust
                              (878) Contrafund(R)                      ______ _____  (911) Diversified Income           ______ _____
                              (879) Equity-Income                      ______ _____  (912) Small Cap Value*             ______ _____
                              (880) Freedom 2020                       ______ _____  SunAmerica Series Trust
                              (881) Freedom 2025                       ______ _____  (913) Aggressive Growth            ______ _____
                              (882) Freedom 2030                       ______ _____  (914) Balanced                     ______ _____
                              (883) Growth                             ______ _____  VALIC Company I
                              (884) Mid Cap                            ______ _____  (915) International Equities*      ______ _____
                              Franklin Templeton Variable Insurance Products Trust   (916) Mid Cap Index                ______ _____
                              (885) Franklin Small Cap                               (917) Money Market I               ______ _____
                                    Value Securities*                  ______ _____  (918) Nasdaq-100(R) Index          ______ _____
                              (886) Mutual Shares Securities           ______ _____  (919) Science and Technology       ______ _____
                              Janus Aspen Series                                     (920) Small Cap Index*             ______ _____
                              (889) Enterprise                         ______ _____  (921) Stock Index                  ______ _____
                              (887) Forty                              ______ _____  Van Kampen Life Investment Trust
                              (888) Overseas*                          ______ _____  (922) Growth and Income            ______ _____
                              JPMorgan Insurance Trust                               Vanguard(R) Variable Insurance Fund
                              (925) Core Bond                          ______ _____  (923) High Yield Bond              ______ _____
                              (891) International Equity*              ______ _____  (924) REIT Index                   ______ _____
                              MFS(R) Variable Insurance Trust(SM)                    Other: _________________________
                              (892) New Discovery*                     ______ _____                                      100%  100%
                              (893) Research                           ______ _____

                              *    If you have the Guaranteed Minimum Death Benefit (GMDB) Rider this investment option is designated as a Restricted Fund.
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AGLC102903                         Page 2 of 5                           Rev0509

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[_] MODE OF PREMIUM      4.   Indicate frequency and premium amount desired: $______ Annual $______ Semi-Annual $______ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                                            $______ Monthly (Bank Draft Only)

Use this section to           Indicate billing method desired: _____ Direct Bill _____ Pre-Authorized Bank Draft
change the billing                                                                     (attach a Bank Draft Authorization
frequency and/or                                                                       Form and "Void" Check)
method of premium
payment. Note,                Start Date: ___/__/___
however, that AGL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

[_] LOST POLICY          5.   I/we hereby certify that the policy of insurance for the listed policy has been _______ LOST
    CERTIFICATE               _______ DESTROYED ________ OTHER.

Complete this section         Unless I/we have directed cancellation of the policy, I/we request that a:
if applying for a
Certificate of                     ________________ Certificate of Insurance at no charge
Insurance or                       ________________ Full duplicate policy at a charge of $25
duplicate policy to
replace a lost or             be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
misplaced policy. If          policy to AGL for cancellation.
a full duplicate
policy is being
requested, a check or
money order for $25
payable to AGL must
be submitted with
this request.

[_] DOLLAR COST          6.   Day of the month for transfers ______________________ (Choose a day of the month between 1-28)
    AVERAGING (DCA)           Frequency of transfers: _________ Monthly _________ Quarterly ________ Semi-Annually ________ Annually
    ($5,000 MINIMUM           DCA to be made from the following investment option: _________________________________________________
    BEGINNING                 Transfer: $ ___________________________________ ($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)                    (301) AGL Declared Fixed Interest Account  $_________  Neuberger Berman Advisers Management Trust
                              AIM Variable Insurance Funds                           (895) Mid-Cap Growth               $___________
An amount can be              (871) Global Real Estate                   $_________  (894) Socially Responsive          $___________
systematically                (870) International Growth                 $_________  Oppenheimer Variable Account Funds
transferred from any          The Alger American Fund                                (896) Balanced                     $___________
one investment option         (872) Capital Appreciation                 $_________  (897) Global Securities            $___________
and directed to one           (873) MidCap Growth                        $_________  PIMCO Variable Insurance Trust
or more of the                American Century Variable Portfolios, Inc.             (905) CommodityRealReturn Strategy $___________
investment options            (874) Value                                $_________  (909) Global Bond (Unhedged)       $___________
below. The AGL                Credit Suisse Trust                                    (906) Real Return                  $___________
Declared Fixed                (875) U.S. Equity Flex I                   $_________  (907) Short-Term                   $___________
Interest Account is           Dreyfus Variable Investment Fund                       (908) Total Return                 $___________
not available for             (876) International Value                  $_________  Pioneer Variable Contracts Trust
DCA. Please refer to          Fidelity(R) Variable Insurance Products                (910) Mid Cap Value                $___________
the prospectus for            (877) Asset Manager(SM)                    $_________  Putnam Variable Trust
more information on           (878) Contrafund(R)                        $_________  (911) Diversified Income           $___________
the DCA option.               (879) Equity-Income                        $_________  (912) Small Cap Value              $___________
                              (880) Freedom 2020                         $_________  SunAmerica Series Trust
NOTE: DCA is not              (881) Freedom 2025                         $_________  (913) Aggressive Growth            $___________
available if the              (882) Freedom 2030                         $_________  (914) Balanced                     $___________
Automatic Rebalancing         (883) Growth                               $_________  VALIC Company I
option or GMWB Rider          (884) Mid Cap                              $_________  (915) International Equities       $___________
have been chosen.             Franklin Templeton Variable Insurance Products Trust   (916) Mid Cap Index                $___________
                              (885) Franklin Small Cap Value Securities  $_________  (917) Money Market I               $___________
                              (886) Mutual Shares Securities             $_________  (918) Nasdaq-100(R) Index          $___________
                              Janus Aspen Series                                     (919) Science and Technology       $___________
                              (889) Enterprise                           $_________  (920) Small Cap Index              $___________
                              (887) Forty                                $_________  (921) Stock Index                  $___________
                              (888) Overseas                             $_________  Van Kampen Life Investment Trust
                              JPMorgan Insurance Trust                               (922) Growth and Income            $___________
                              (925) Core Bond                            $_________  Vanguard(R) Variable Insurance Fund
                              (891) International Equity                 $_________  (923) High Yield Bond              $___________
                              MFS(R) Variable Insurance Trust(SM)                    (924) REIT Index                   $___________
                              (892) New Discovery                        $_________  Other:___________________________  $___________
                              (893) Research                             $_________

                              _________ INITIAL HERE TO REVOKE DCA ELECTION.
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AGLC102903                         Page 3 of 5                           Rev0509

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[_] AUTOMATIC            7.   Indicate frequency: _________ Quarterly ________ Semi-Annually ________ Annually
    REBALANCING
                                           (DIVISION NAME OR NUMBER)                            (DIVISION NAME OR NUMBER)
($5,000 minimum
accumulation value)           ________% :_______________________________________   _______% :_______________________________________
Use this section to           ________% :_______________________________________   _______% :_______________________________________
apply for or make             ________% :_______________________________________   _______% :_______________________________________
changes to Automatic          ________% :_______________________________________   _______% :_______________________________________
Rebalancing of the            ________% :_______________________________________   _______% :_______________________________________
variable divisions.           ________% :_______________________________________   _______% :_______________________________________
Please refer to the           ________% :_______________________________________   _______% :_______________________________________
prospectus for more           ________% :_______________________________________   _______% :_______________________________________
information on the            ________% :_______________________________________   _______% :_______________________________________
Automatic Rebalancing         ________% :_______________________________________   _______% :_______________________________________
Option.                       ________% :_______________________________________   _______% :_______________________________________

Note: Automatic
Rebalancing is not
available if the
Dollar Cost Averaging
option has been
chosen. Automatic
Rebalancing is
required if the GMDB
Rider has been
chosen.

                              _________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

[_] AUTHORIZATION        8.   I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service
    FOR TRANSACTIONS          instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed
                              Interest Account and to change allocations for future premium payments and monthly deductions.
Complete this section
if you are applying           Initial the designation you prefer:
for or revoking               _________ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
current telephone or          _________ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the
e-service privileges.                   firm authorized to service my policy.

                              AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                              ____________ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                              ____________ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

[_] CORRECT AGE          9.   Name of Insured for whom this correction is submitted: _______________________________________________

Use this section to           Correct DOB: _____________/___________/___________
correct the age of
any person covered
under this policy.
Proof of the correct
date of birth must
accompany this
request.

[_] TRANSFER OF         10.                                      (DIVISION NAME OR NUMBER)           (DIVISION NAME OR NUMBER)
    ACCUMULATED VALUES
                              Transfer $_______ or ______% from ___________________________ to ____________________________________.
Use this section if           Transfer $_______ or ______% from ___________________________ to ____________________________________.
you want to transfer          Transfer $_______ or ______% from ___________________________ to ____________________________________.
money between                 Transfer $_______ or ______% from ___________________________ to ____________________________________.
divisions. The                Transfer $_______ or ______% from ___________________________ to ____________________________________.
minimum amount for            Transfer $_______ or ______% from ___________________________ to ____________________________________.
transfers is $500.00.         Transfer $_______ or ______% from ___________________________ to ____________________________________.
Withdrawals from the          Transfer $_______ or ______% from ___________________________ to ____________________________________.
AGL Declared Fixed            Transfer $_______ or ______% from ___________________________ to ____________________________________.
Interest Account to a         Transfer $_______ or ______% from ___________________________ to ____________________________________.
Variable Division may
only be made within
the 60 days after a
policy anniversary.
See transfer
limitations outlined
in prospectus. If a
transfer causes the
balance in any
division to drop
below $500, AGL
reserves the right to
transfer the
remaining balance.
Amounts to be
transferred should be
indicated in dollar
or percentage
amounts, maintaining
consistency
throughout.
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AGLC102903                         Page 4 of 5                           Rev0509

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[_] REQUEST FOR         11.   _____ I request a partial surrender of $ ___________ or __________% of the net cash surrender value.
    PARTIAL
    SURRENDER/                _____ I request a loan in the amount of $ ________________________.
    POLICY LOAN
                              _____ I request the maximum loan amount available from my policy.
Use this section to
apply for a partial           Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
surrender from or             percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed
policy loan against           Interest Account and Variable Divisions in use.
policy values. For
detailed information          ______________________________________________________________________________________________________
concerning these two
options please refer          ______________________________________________________________________________________________________
to your policy and
its related                   ______________________________________________________________________________________________________
prospectus. If
applying for a
partial surrender, be
sure to complete the
Notice of Withholding
section of this
Service Request in
addition to this
section.

[_] NOTICE OF           12.   The taxable portion of the distribution you receive from your variable universal life insurance
    WITHHOLDING               policy is subject to federal income tax withholding unless you elect not to have withholding apply.
                              Withholding of state income tax may also be required by your state of residence. You may elect not
Complete this section         to have withholding apply by checking the appropriate box below. If you elect not to have
if you have applied           withholding apply to your distribution or if you do not have enough income tax withheld, you may be
for a partial                 responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if
surrender in Section          your withholding and estimated tax are not sufficient.
11.

                              Check one: ____________ I DO want income tax withheld from this distribution.

                                         ____________ I DO NOT want income tax withheld from this distribution.

                              IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).


[_] AFFIRMATION/        13.   CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS MY
    SIGNATURE                 CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER
                              SECTION 3406(a)(1)(c) OF THE INTERNAL REVENUE CODE.
Complete this
section for ALL               THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER
requests.                     THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

                              Dated at _______________________________ this _________ day of __________________, ___________________
                                       (City, State)

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF OWNER                                   SIGNATURE OF WITNESS

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF JOINT OWNER                             SIGNATURE OF WITNESS

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF ASSIGNEE                                SIGNATURE OF WITNESS

AGLC102903                         Page 5 of 5                           Rev0509